UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 18, 2019

Exponent, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-18655	77-0218904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

149 Commonwealth Drive, Menlo Park, CA 94025
(Address of Principal Executive Offices) (Zip Code)

(650) 326-9400
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

On April 18, 2019, Exponent, Inc. issued a press release announcing its financial results for the first quarter ended March 29, 2019.  The press release is attached hereto as Exhibit 99.1 and incorporated by reference.

Item 7.01. Regulation FD Disclosure.

On April 18, 2019, Exponent, Inc. announced that its Board of Directors has declared a quarterly cash dividend of $0.16 per share to be paid on June 21, 2019 to all common stockholders of record as of June 7, 2019.  A copy of the press release announcing the dividend is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

99.1	Press release dated April 18, 2019.
99.2	Press release dated April 18, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exponent, Inc.

Date: April 18, 2019	By:	/s/ Richard L. Schlenker
Richard L. Schlenker
Executive Vice President, Chief Financial Officer, and Corporate Secretary